First Financial Bancorp Investor Presentation August 2015 EXHIBIT 99.1

2 Certain statements contained in this presentation which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include, but are not limited to, projections of the impact of the acquisition of Oak Street Holdings, statements of plans and objectives of First Financial and statements of future economic and financial performances and statements of assumptions underlying such statements. Words such as ‘‘believes,’’ ‘‘anticipates,’’ “likely,” “expected,” ‘‘intends,’’ “estimates,” “projects” and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Management’s analysis contains forward-looking statements that are provided to assist in the understanding of anticipated future financial performance. However, such performance involves risks and uncertainties that may cause actual results to differ materially. These factors include, but are not limited to: the Company’s ability to raise capital on terms acceptable to the Company, or at all; economic, market, liquidity, credit, interest rate, operational and technological risks associated with the Company’s business and changes in technology; the effect of and changes in laws and regulations and policies of the regulatory agencies (the recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act); management’s ability to effectively execute its business plan; mergers and acquisitions, including costs or difficulties related to the integration of acquired companies; the Company’s ability to comply with the terms of loss sharing agreements with the FDIC; the effect of changes in accounting policies and practices; and the costs and effects of litigation and of unexpected or adverse outcomes in such litigation. Please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, as well as its other filings with the SEC, including its Quarterly Report Form 10-Q for the three and six months ended March 31, 2015 and June 30, 2015, for a more detailed discussion of these forward-looking statements, risks, uncertainties and other factors that could cause actual results to differ from those discussed herein. Such forward-looking statements are meaningful only on the date when such statements are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such a statement is made to reflect the occurrence of unanticipated events. The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and prospectus supplement included, in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov or by visiting our website at www.bankatfirst.com. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling Investor Relations of the issuer at (877) 322-9530. Forward Looking Statement Disclosure

# Investor Highlights

| | |
|---|---|
| Leading Regional Bank in Attractive and Stable Midwest Markets | ↗ $7.4 billion, leading community bank with 106 banking centers and 131 ATMs in Ohio, Indiana & Kentucky: #2 in Ohio and #5 in Indiana[1]<br>↗ Well-positioned as local alternative to "big banks" in metropolitan and non-metropolitan markets<br>↗ Personalized service, creative marketing and employee involvement<br>↗ Affluent and densely populated markets with high median HHI & population growth<br>↗ Successful wealth management business with $2.4bn in assets under management as of June 2015 |
| Highly Experienced Management Team Supported by Strong Governance | ↗ Senior management has extensive experience in banking and exemplary track record<br>↗ Highly active in the community<br>↗ Board comprised of tenured and well-regarded businesspeople<br>↗ Chairman / CEO separation |
| Strong Franchise Value with Solid Fundamentals | ↗ 99 consecutive quarters of profitability and consistent performance during the financial crisis<br>↗ Strong core deposit franchise deployed into a comprehensive portfolio of credit products<br>↗ Strong loan and asset growth momentum driven by C&I and commercial real estate, specialty finance and mortgage<br>↗ Top tier ROAA and ROATCE of 1.05% and 11.6%, respectively, during the second quarter of 2015 |
| Conservative Risk Management & Robust Capital and Liquidity Levels | ↗ Strong asset quality ratios with NPAs / Assets of 1.03%[2] supported by conservative underwriting standards<br>↗ Currently 100% of Tier 1 capital is common equity; 12.34% Tier 1 and 9.8% Leverage ratios<br>↗ Healthy liquidity position with 85.3% gross loans / deposits[3]; over $1.9 billion of cash and securities on balance sheet<br>↗ Sticky deposit base |
| Disciplined Acquirer & Experienced Integrator | ↗ Completed 8 whole bank, FDIC and branch acquisitions since 2009<br>↗ Doubled in size in 2009 through FDIC-assisted acquisitions<br>↗ Acquired Oak Street Holdings in August 2015 |

FIRST
first financial bancorp

** All figures as of June 30, 2015, except where noted.*
*[1] Ranking based on deposits as of June 30, 2014. Community banks defined as less than $25bn in assets.*
*[2] Includes covered assets.*
*[3] Includes loans held for sale.*

3

# Company Overview



FIRST





- Founded in 1863
- Headquarters: Cincinnati, OH
- Primary Footprint: Ohio, Indiana and Kentucky
  - Nationwide franchise lending business
  - Nationwide specialty lending franchise to insurance agents and agencies
- Lines of business: commercial, specialty finance, consumer, wealth management, mortgage
- Target clients – individuals and small- / mid-sized businesses located in-market
  - C&I / Owner-Occupied CRE target loan size of $1mm - $15mm, and middle market businesses with up to $30mm in revenue
  - Investment real estate loan size of $1mm - $15mm

- Primary focus and value creation is through organic growth in key markets
- Supplement organic growth through strategic acquisitions in current footprint as well as contiguous markets
- Top 10 position in 18 / 20 MSAs[1]

| 2Q15 Balance Sheet | |
|---|---|
| *($ in millions)* | |
| Total Assets | $7,383.4 |
| Total Loans | $4,873.9 |
| Total Deposits | $5,715.8 |
| TCE Ratio | 9.1% |

| 2Q15 Profitability & Asset Quality | |
|---|---|
| ROAA | 1.05% |
| ROATCE | 11.60% |
| Fee Income / Operating Revenue | 26.7% |
| Efficiency Ratio[2] | 61.3% |
| NPAs / Assets[3] | 1.03% |

*[1] Source: SNL Financial. Ranking based on deposits as of June 30, 2014.*
*[2] Adjusted for gain on sale of investment securities and other items not expected to recur.*
*[3] Includes covered assets.*

FIRST
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5 Cincinnati Market Overview Population of 2.1 million Diverse economy anchored by 10 Fortune 500 companies Unemployment rate of 4.6% as of June 2015 Cincinnati, OH-KY-IN MSA Market Highlights Source: City of Cincinnati, SNL Financial. Key Employers Pro Forma Deposit Market Share Cincinnati, OH-KY-IN MSA FDIC Deposits Data as of June 30, 2014 - Holding Company Level 2014 Rank Name Number of Branches Total Deposits ($000s) Market Share (%) 1 U.S. Bancorp 119 31,162,214 39.5 2 Fifth Third Bancorp 132 25,328,017 32.1 3 PNC Financial Services Group 82 6,015,032 7.6 4 Huntington Bancshares Inc 38 2,274,433 2.9 5 First Financial Bancorp. 41 1,898,600 2.4 6 JPMorgan Chase & Co 37 1,761,802 2.2 7 BB&T Corp. 32 1,575,444 2.0 8 Union SB 13 1,003,008 1.3 9 KeyCorp 25 770,427 1.0 10 LCNB Corp. 21 664,901 0.8 11 Guardian Bancorp Inc. 9 636,811 0.8 12 Cheviot Financial 12 473,231 0.6 13 Commonw ealth Holdings LLC 17 435,262 0.6 14 North Side B&TC 8 376,570 0.5 15 United Community Bancorp 5 370,350 0.5 Other Institutions 173 4,220,073 5.3 Market Total 764 $78,966,175 100.0

# Experienced Management Team

| Name and Title | Years with FFBC | Years of Financial Services Experience | Prior Experience |
|---|---|---|---|
| **Claude E. Davis**<br>CEO | 11 | 28 | Prior to joining First Financial in 2004, Mr. Davis spent 17 years with Irwin Financial Corporation in various executive positions and was CEO and President of Irwin Union Bank at the time of his departure. |
| **Anthony M. Stollings**<br>President & COO | 8 | 39 | Mr. Stollings previously spent 13 years with Provident Financial Group, Inc., a commercial banking and financial services company headquartered in Cincinnati, Ohio, where he was the Senior Vice President, Chief Accounting Officer and Controller from 2002 to 2004 and Senior Vice President and Controller from 1998 to 2002. |
| **John M. Gavigan**<br>SVP & CFO | 7 | 9 | Mr. Gavigan previously served as Corporate Controller from 2011 through 2014 and as Assistant Controller from 2008 through 2011. He is a Certified Public Accountant (inactive). |
| **Shannon Kuhl**<br>SVP & Chief Legal Officer | 9 | 13 | Ms. Kuhl was appointed the Chief Legal Officer of First Financial Bancorp and First Financial Bank effective November 2013. She served as Chief Bank Counsel from August 2013 until November 2013. She previously served as Associate General Counsel from her hire in 2006 until August 2013. |
| **Eric Stables**<br>Director of Investor Relations and Corporate Development | 5 | 24 | Mr. Stables has served as Director of Investor Relations & Corporate Development since December 2014. Prior to joining First Financial as Loss Share Controller in 2010, Mr. Stables served in various finance, product management and other management positions with Fifth Third and U.S. Bank. |
| **Bradley Ringwald**<br>President of Specialty Banking | 9 | 19 | Mr. Ringwald was appointed President, Specialty Banking of First Financial Bank in July 2014. Prior to his current role, he has previously served as the President of Corporate Banking, the Commercial and Industrial Lending Product Manager, and the Senior Vice President of Commercial and Industrial Lending. |
| **Kevin T. Langford**<br>President, Community Banking Western Markets | 9 | 23 | Prior to joining First Financial, Mr. Langford served various technology and operational roles at Irwin Union Bank. |
| **C. Douglas Lefferson**<br>President, Community Banking Eastern Markets | 29 | 29 | Mr. Lefferson has spent his entire banking career in various positions within the Company and its subsidiaries. |
| **Alisa E. Poe**<br>EVP & Chief Talent Officer & Chief of Staff | 6 | 15 | Prior to joining First Financial, Ms. Poe was employed by The Midland Company where she served as Vice President, Corporate Administration. Ms. Poe has over 25 years of experience in the human resources profession. |
| **Jill A. Stanton**<br>President, Mortgage Banking | 6 | 26 | Prior to joining First Financial, Ms. Stanton served as Senior Vice President at Irwin Union Bank. |
| **William "Skip" Sorg**<br>SVP & Chief Risk Officer | 14 | 14 | Prior to joining First Financial, Mr. Sorg served in various treasury roles with Irwin Financial Corporation. At First Financial, he has served in various treasury, finance, and risk roles such as VP & FVP and was most recently promoted to SVP & Chief Risk Officer. He graduated from the U.S. Military Academy at West Point and served as a U.S. Army Commissioned Officer for 5 years. |
| **Holly M. Foster**<br>EVP & Chief Compliance Officer | 16 | 16 | Ms. Foster served as Compliance Officer and Regulatory Risk Manager from 2006 until 2010. She was promoted to Director of Operational Risk in 2010, where she held that position until assuming her current position in 2013. |
| **Richard Barbercheck**<br>EVP & Chief Credit Officer | 9 | 31 | Mr. Barbercheck joined First Financial in 2005 as SVP and Chief Risk Officer and was appointed to his current position in 2006. Mr. Barbercheck is responsible for the administration of the Company's credit policies and loan underwriting processes. |

FIRST
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# Strategy and Execution – Recent History

## Franchise Repositioning 2005 – 2008

***While the industry was pursuing growth via high-priced acquisitions and real estate lending, First Financial focused inward.***

- Consolidated 14 charters, implemented one brand and updated IT infrastructure to drive efficiency
- Exited non-strategic business lines such as insurance, indirect auto and mortgage servicing
- Consolidated / sold non-strategic and underperforming branch locations
- Moved headquarters to Cincinnati and expanded operations in this market
- Recruited key additions to management team

## FDIC Acquisitions 2009

***While the industry was dealing with credit and operational issues, First Financial capitalized on FDIC-assisted acquisitions in a non-competitive environment.***

- Completed $103.5 million common equity offering
- Acquired Peoples Community
- Acquired Irwin Union Bank & Trust / Irwin Union FSB
  - Pre-tax bargain purchase gain of $342.5 million
- Both transactions substantially increased branch presence within strategic operating footprint
- Exceeded initial expectations for strategic core deposit retention, covered loan performance and subsequent growth

## Integration / Operational Execution 2010

***As competition heated up for FDIC acquisitions and deal pricing increased, First Financial once again focused internally on operations.***

- Completed $96.5 million common equity offering
- Completed the operational integration of the 2009 FDIC-assisted transactions
- Invested in business lines identified for future growth opportunities
- Implemented efficiency initiatives designed to lower operating costs
- Relocated headquarters to central business district in downtown Cincinnati

## Capital Mgmt. / Redeployment 2011 – 2012

***While the M&A market remained slow and the industry struggled with capital deployment, First Financial was opportunistic.***

- Acquired 16 branches from Liberty Savings Bank, 12 located in the Dayton market
- Acquired 22 branches from Flagstar Bank, 18 located in the Indianapolis market
- Implemented variable dividend / 100% payout ratio
- Announced share repurchase plan target of one million shares annually
- Announced long-term target of returning 60% - 80% of earnings to shareholders through dividends and share buybacks

## New Market Expansion 2013 – Present

***As the economy improves and new opportunities presented themselves, First Financial supplemented organic growth through acquisitions.***

- Added experienced and well-established commercial and residential mortgage lending teams in Fort Wayne, IN
- Entered the Columbus, OH market through acquisitions of The First Bexley Bank, Insight Bank and Guernsey Bancorp in the third quarter of 2014, with combined assets of $727 million and total deposits of $569 million
- Purchased specialty lender Oak Street Holdings

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8 Oak Street Holdings Corporation Overview Nationally Recognized Specialty Lender to Insurance Agents and Agencies Founded: 2003 Headquarters: Indianapolis, Indiana Assets / Loans: $242 million / $238 million Target Lending Industries: Provides commission-based commercial financing exclusively to insurance agents and brokers and third party loan servicing to financial institutions Nation-wide Lending Platform: Geographically well diversified portfolio with loan distribution across 46 states 65% of current loan portfolio originated in TX, CA, WA, FL, GA, CT and OH 29 states with > $1.0 million in outstanding balances Management: Oak Street's long-standing senior leadership team has extensive industry experience and will continue to manage the business following the closing of the transaction Proprietary Technology: Robust and scalable loan origination and servicing platform Collateral: Loans are secured by tendered commission books and cash collateral accounts Tendered commissions are redirected from the insurance carriers directly to Oak Street Cash collateral accounts: $19 million (approximately 8% of loan balances) Approximately 85% of the loan portfolio is secured by commissions related to Property & Casualty policies Carriers: 92% of loan portfolio secured by commissions from carriers rated A-minus or better Source: Company financials as of 6/30/2015.

9 Acquisition Overview and Pro Forma Impact 2016 earnings accretion of $0.16 - $0.20 per share Net interest margin expansion of more than 20 bps related to Oak Street’s portfolio yield of approximately 9% Oak Street warehouse-line funding structure to be replaced with lower- cost Bank funding sources Return on average tangible common equity increase of more than 270 bps Excellent risk-adjusted returns with expected annual net charge offs to total loans of approximately 50 bps Estimated tangible book value dilution of $1.10 per share and earn back between 4 and 5 years Significant growth potential is further enhanced by a proprietary technology platform that is robust and scalable to other asset classes Transaction Overview Forecasted Pro Forma Financial Impact Transaction Value: $110 million / 100% Cash Existing Oak Street Management: Rick Dennen (Oak Street Founder & President) will continue in current position Organizational Structure: Oak Street will become a subsidiary of First Financial Bank Closed: August 14, 2015 Limited Integration Risk: Retention of all staff and operating systems will minimize integration risks First Financial's second nationwide lending platform

17% 27% 5% 5%22% 44% 7% 9% 2% 1% 7% 11% 40% 3% 2009 2Q15 Covered loans HE, Credit Card, Lease Financing Installment Real estate-residential Real estate-commercial Real estate-construction Commercial $4.8 $4.9 60% 97% 40% 3% 2009 2Q15 Covered Loans Uncovered Loans $4.8 $4.9 42% 22% 23% 34% 20% 21% 16% 23% 2009 2Q15 Noninterest-bearing Interest-bearing Savings Time $5.4 $5.7 127 106 2009 2Q15 10 Franchise Evolution Driven by Strong Core Loan and Deposit Growth and Efficiency Initiatives Covered vs. Uncovered Loans Number of Banking Centers Total Loans High Quality Deposit Franchise Total Uncovered Loans CAGR: 9.3% Core Deposits1 CAGR: 6.7% Banking Centers CAGR: (3.2)% 1 Core deposits exclude time deposits.

11 Comprehensive and Diversified Product Suite1 Breakdown of Commercial Loans ($mm) Consumer Loan Breakdown ($mm) Breakdown by Geography ($mm) Breakdown by Rate Type 1 Includes total uncovered and covered as at June 30, 2015. Commercial loan loss-sharing with the FDIC ended Oct. 1, 2014. Residential mortgage loss-sharing ends Oct. 1, 2019. Excludes loans held for sale and loan marks. * Two out-of-footprint exposures are > 2% of total: TX at 2.03% and CA at 2.15%. FFBC’s franchise lending portfolio, a nationwide platform, comprises 55% of the out-of-footprint balances. $2,472 51% $1,339 27% $179 4% $891 18% OH IN KY Out-of-Footprint* $1,737 36% $991 20% $1,189 24% $332 7% $633 13% Fixed Prime LIBOR Swaps CMTs $1,070 28% $1,250 33% $677 18% $514 13% $197 5% $101 3% C&I and owner occupied CRE Investment CRE Business banking Franchise Business credit Equipment Finance $512 48% $487 45% $75 7% Residential Mortgage Home Equity Other Consumer

12 Effective Core Deposit Generator Local market focus: smaller markets have historically provided stable, low-cost funding sources to First Financial Client-focused business model: focus on building long-term relationships Transformed FDIC-assisted acquisitions into core deposit generators Average life of core deposits of 4.971 years Intimate client approach at all touch points drives client loyalty Product and service offerings comparable with larger competitors Sales force incentives weighted heavily towards client retention and deposit growth Ranked 7th (out of 27 institutions in the region) for lowest likelihood of clients to switch banks and 7th on likelihood to reuse in the current JD Power survey2 Ranked fourth in the region in overall satisfaction in the current JD Power survey2 1 As of August 2015, relating to all non-maturity deposits. 2 As of April 30, 2015.

13 High Quality Deposit Franchise ($bn) 2008-2015Q2 CAGR Deposit Type CAGR Noninterest-bearing 19.7% Time 1.4% Savings 20.4% Interest-bearing 9.9% 14.8% 15.5% 13.7% 16.8% 22.3% 23.7% 22.7% 22.7% 23.3% 22.9% 19.8% 21.6% 23.3% 23.4% 23.3% 21.7% 21.3% 20.6% 20.9% 23.0% 29.8% 30.6% 32.8% 33.3% 33.4% 33.6% 34.1% 41.3% 41.7% 34.9% 29.3% 21.6% 19.7% 22.2% 22.4% 22.1% 2.07% 1.28% 1.11% 0.78% 0.47% 0.28% 0.31% 0.34% 0.32% 2008 2009 2010 2011 2012 2013 2014 2015 Q1 2015 Q2 Noninterest-bearing Interest-bearing Savings Time Cost of Deposits $4.8$2.8 $5.4 $5.1 $5.6 $5.0 $5.7 $5.7 $5.7

14 Solid Capital Base Tangible Common Ratio Total Capital Ratio Tier 1 Common Ratio Leverage Ratio FFBC Peers1 1 Peers include banks comprising the KBW Regional Bank Index from which Q2 2015 data was available. Source: SNL Financial. 10.3% 9.1% 8.1% 8.7% 7.0% 7.7% 8.4% 9.1% 9.8% 10.5% 11.2% 2010 2011 2012 2013 2014 1Q15 2Q15 17.9% 12.3% 11.5% 10.9% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% 2010 2011 2012 2013 2014 1Q15 2Q15 FFBC Target: 10.5% 10.9% 9.8% 9.5% 9.6% 7.5% 8.1% 8.7% 9.3% 9.9% 10.5 11.1 2010 2011 2012 2013 2014 1Q15 2Q15 FFBC Target: 8.0% 19.7% 13.3% 15.6% 13.6% 10.5% 12.5% 14.5% 16.5% 1 .5 2 .5 2010 201 2012 2013 2014 1Q15 2Q15 FFBC Target: 12.5%

# Stable and Consistent Profitability

- Company has produced consistent earnings despite runoff of high-yielding covered assets

## Pre-Provision Net Revenue[1]


($mm)
$25.0
$29.8
$30.2
$28.7
$27.1
$30.9
$33.0
$31.5
$31.2
$30.2
$24.4
$28.6
$25.3
$26.4
$26.4
$27.4
$23.6
$24.1
$27.5
$28.8
$28.0
$27.4
Q1' 10 Q2' 10 Q3' 10 Q4' 10 Q1' 11 Q2' 11 Q3' 11 Q4' 11 Q1' 12 Q2' 12 Q3' 12 Q4' 12 Q1' 13 Q2' 13 Q3' 13 Q4' 13 Q1' 14 Q2' 14 Q3' 14 Q4' 14 Q1' 15 Q2' 15

## Net Income


($mm)
$9.7
$17.8
$15.6
$14.3
$17.2
$16.0
$15.6
$17.9
$17.0
$17.8
$16.2
$16.3
$15.1
$17.0
$16.3
$18.0
$16.0
$16.3
$18.7
$19.6
$17.6
$18.9
Q1' 10 Q2' 10 Q3' 10 Q4' 10 Q1' 11 Q2' 11 Q3' 11 Q4' 11 Q1' 12 Q2' 12 Q3' 12 Q4' 12 Q1' 13[2] Q2' 13[2] Q3' 13[2] Q4' 13[2] Q1' 14[2] Q2' 14[2] Q3' 14[2] Q4' 14[2] Q1' 15 Q2' 15

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*[1] Adjusted pre-tax, pre-provision income represents income before taxes plus provision for all loans less FDIC loss sharing income and accelerated discount adjusted for significant non-operating and non-recurring items, which included gain on sales of investment securities, gain on sales of non-mortgage loans, expenses related to efficiency initiatives, acquisition related expenses, and other items not expected to recur.*
*[2] Adjusted for acquisition related expenses, expenses related to efficiency initiatives, gains related to banking center closings, legal settlement expenses, gains on sales of investment securities, employee benefit expenses, and FDIC indemnification asset valuation adjustments.*

15

16 Consistent Top Tier Performance NIM (FTE)1,2 ROATCE2 Efficiency2 ROAA2 FFBC Peers3 1 Assuming a 35% marginal tax rate for FFBC. 2 For the 2013 and 2014 periods, adjusted for acquisition related expenses, expenses related to efficiency initiatives, gains related to banking center closings, legal settlement expenses, gains on sales of investment securities, gain on sales of non-mortgage loans, employee benefit expenses, and the $22.4 million FDIC indemnification asset valuation adjustment recorded in late 2013. Efficiency ratio adjustments from 2010 as per Appendix. 3 Peers include banks comprising the KBW Regional Bank Index from which Q2 2015 data was available. Source: SNL Financial. FFBC (Adjusted) 4.68% 3.62% 3.79% 3.39% 3.00% 3.50% 4.00% 4.50% 5.00% 2010 2011 2012 2013 2014 1Q15 2Q15 53.7% 61.3% 57.1% 58.4% 45.0% 50.0% 55.0% 60.0% 65.0% 70.0% 2010 2011 2012 2013 2014 1Q15 2Q15 0.74% 1.04 0.91% 1.05% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 2010 2011 2012 2013 2014 1Q15 2Q15 6.8% 12.5% 11.6% 9.4% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 2010 201 2012 2013 2014 1Q15 2Q15

17 Enterprise Risk Management Ongoing management of risks through a structured enterprise risk management (ERM) approach that routinely assesses overall level of risk, identifies specific risks and evalutes the steps being taken to mitigate those risks Approach is consistent with risk framework that is used by First Financial’s regulators and can be summarized and deployed enterprise-wide Line of business level objectives focus on: How the business affects First Financial’s strategy, earnings, reputation and other key success factors Whether line of business objectives are aligned with enterprise objectives How the business introduces new products and services First Financial has identified nine types of risk that it monitors in its ERM framework: technology, market, legal, strategic, reputation, credit, regulatory (compliance), operational and external / environmental Created Chief Compliance Officer role in 2014, establishing compliance as a separate function Board oversight of First Financial’s risk management activities plays a key role in effective risk management Board of directors has defined a risk appetite and broad risk tolerance levels to guide management in the decision-making process Separate risk committee of the board of directors ERM program utilizes fifteen committees as its primary assessment and communication mechanism for previously identified risks First Financial believes that communication is fundamental to successful risk management and is based on a strong partnership between risk management, management and the BOD

18 Credit Risk Management Philosophy Conservative credit culture inherent in First Financial’s philosophy Based upon creditworthiness, profitability and growth potential Relationship-focused using consultative client management Team-based collaborative decision making with sales and credit House lending limit (generally up to $20 million / relationship) is significantly lower than the legal lending limit Independent credit underwriting process High quality / experienced senior underwriters Specialized for community banking, investment CRE, franchise and specialty lending Efficient and responsive with comprehensive analysis and annual reviews Checks & balances Shared loan authority between markets and credit Segregated duties for sales, underwriting, document processing and loan funding Credit officers assigned to designated markets and/or lines of business Well-defined policy and lending guidelines monitored through exception tracking

19 Strong Credit Quality NPAs / Assets Reserves / NPLs NPLs / Loans NCOs / Average Loans Total1 Peers3 Excluding Covered Loans2 MW Peers4 1 Total numbers include asset quality data for both covered and uncovered loan. 2 For 2014 onwards, FFBC does not report covered loan asset quality data separately as covered loans comprise a minor portion of the portfolio. 3 Peers include banks comprising the KBW Regional Bank from which Q2 2015 data was available. Source: SNL Financial. 4 Peers include companies in the Midwest with assets between $5-$15 billion from whom Q2 2015 data was available. Source: SNL Financial. 1.57% 1.13% 1.98% 0.76% 2.45% 1.03% 3.02% 1.35% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 2010 2011 2012 2013 2014 1Q15 2Q15 1.82% 0.27% 1.18% 0.37% 1.27% 0.38% 0.75% 0.05% (0.20%) 0.20% 0.60% 1.00% 1.40% 1.80% 2.20% 2010 2011 2012 2013 2014 1Q15 2Q15 74.0% 88.5% 74.5% 110.3% 71.6% 83.2% 60.0% 108.4% 40.0% 60.0% 80.0% 100.0% 120.0% 2010 2011 2012 2013 2014 1Q15 2Q15 2.30% 1.23% 2.42% 1.00% 2.84% 1.50% 3.54% 1.12% 0.90% 1.50% 2.10% 2.70% 3.30% 3.90% 2010 2011 2012 2013 2014 1Q15 2Q15

20 Interest Rate Risk Management / Sensitivity Sensitivity of Projected Annualized Net Income & Economic Value of Equity1 -100 BP2 +100 BP +200 BP Net Interest Income – Year 1 (4.87)% (0.87)% 0.15% Net Interest Income – Year 2 (4.98)% 2.45% 4.86% Economic Value of Equity (4.79)% (2.13)% (0.94%) 1 Reflects the effects of interest rate floors. Data as of June 30, 2015. 2 Because certain current interest rates are at or below 1.00%, the 100 basis point drop scenario assumes that certain corresponding interest rates approach an implied floor that, in effect, reflects a decrease of less than the full 100 basis point drop scenario. Continue to manage the balance sheet with a bias toward asset sensitivity while simultaneously balancing the potential earnings impact of this strategy.

12.1% 14.8% 85.3% 91.2% 16.8% 19.8% 77.9% 85.2% FFBC Peers FFBC Peers Peers PeersFFBC FFBC 21 Healthy Liquidity Position1 Core Deposits / Total Deposits Cash + AFS Securities / Earning Assets Wholesale / Total Funding 3 Loans / Deposits 1 All figures as of most recent quarter available. 2 Peers include banks comprising the KBW Regional Bank Index from which Q2 2015 data was available. Source: SNL Financial. 3 Wholesale funding includes total borrowings and brokered CDs. Data as of 6/30/15. 2 2 2 2

22 Securities Portfolio Portfolio Duration (Years) Ratings 4.3 3.4 3.4 Dec. 2013 Dec. 2014 Jun. 2015 2014Q4 2015Q1 2015Q2 ($mm) Amortized Cost Fair Value Amortized Cost Fair Value Amortized Cost Fair Value Available for Sale: US Treasuries $0.1 $0.1 $0.1 $0.1 $0.1 $0.1 US Government Agencies and Corp. Securities 11.8 11.9 11.3 11.5 8.7 8.8 Mortgage Backed Securities 611.5 602.7 588.8 585.6 593.0 585.4 Obligations of State and Other Political Divisions 73.6 73.6 85.4 86.8 71.1 71.3 Asset Backed Securities 74.8 74.8 125.3 125.5 188.4 188.3 Other Securities 77.7 77.3 82.2 82.8 101.4 101.8 Total Avaliable for Sale $850 $840 $893 $892 $963 $956 Held to maturity: US Treasuries $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 ecurities to US Government Agencies and Corps. 17.6 17.6 17.0 17.3 16.4 16.4 Mortgage Backed Securities 801.5 807.2 774.3 788.8 743.8 752.3 Obligations of State and Other Political Divisions 44.2 45.2 43.5 44.2 26.8 26.3 Asset Backed Securities 0.0 0.0 0.0 0.0 0.0 0.0 Other Securities 4.8 4.7 4.8 4.9 4.8 4.8 Total Held to Maturity $868 $875 $840 $855 $792 $800 64.6% 19.2% 3.6% 1.9% 2.8% 0.8% 7.1% Agency AAA AA+ AA AA- A+ Other

23 Growth Strategy Organic growth Focus on C&I, franchise and specialty lending areas Invest in strategic banking center additions in existing metro markets Continued focus on core deposits – capturing full relationships, incentivizing lenders, improving retail delivery channel and services Enhance product offerings and cross-selling opportunities to improve fee income Focus on improving efficiency through continued product innovation and enhanced delivery channels Supplement with acquisitions in current footprint as well as contiguous markets Opportunistic and disciplined franchise-enhancing acquisitions Remain vigilant in Enterprise Risk Management processes Separate risk committee of the Board of Directors Robust ERM framework

24 2015 Strategic Priorities Achieve growth through deepening relationships with and retaining current clients as well as redefining our approach in our metropolitan markets Develop standard and repeatable processes to ensure consistent delivery of our client service experience and improved operational efficiency Define and execute optimal allocation of resources between our physical and electronic channels Manage risk effectively in light of the ever-changing economic and regulatory environments Deploy capital in an opportunistic, risk-appropriate manner Actively manage our balance sheet and produce consistently strong earnings Proactively develop the pipeline of leadership talent needed to take us to the next level Transition the operations, processes, products and culture of acquired financial institutions and specialty businesses

# Investor Highlights

**Leading Regional Bank in Attractive and Stable Midwest Markets**

- $7.4 billion, leading community bank with 106 banking centers and 131 ATMs in Ohio, Indiana & Kentucky: #2 in Ohio and #5 in Indiana[1]
- Well-positioned as local alternative to "big banks" in metropolitan and non-metropolitan markets
- Personalized service, creative marketing and employee involvement
- Affluent and densely populated markets with high median HHI & population growth
- Successful wealth management business with $2.4bn in assets under management as of June 2015

**Highly Experienced Management Team Supported by Strong Governance**

- Senior management has extensive experience in banking and exemplary track record
- Highly active in the community
- Board comprised of tenured and well-regarded businesspeople
- Chairman / CEO separation

**Strong Franchise Value with Solid Fundamentals**

- 99 consecutive quarters of profitability and consistent performance during the financial crisis
- Strong core deposit franchise deployed into a comprehensive portfolio of credit products
- Strong loan and asset growth momentum driven by C&I and commercial real estate, specialty finance and mortgage
- Top tier ROAA and ROATCE of 1.05% and 11.6%, respectively, during the second quarter of 2015

**Conservative Risk Management & Robust Capital and Liquidity Levels**

- Strong asset quality ratios with NPAs / Assets of 1.03%[2] supported by conservative underwriting standards
- Currently 100% of Tier 1 capital is common equity; 12.34% Tier 1 and 9.8% Leverage ratios
- Healthy liquidity position with 85.3% gross loans / deposits[3]; over $1.9 billion of cash and securities on balance sheet
- Sticky deposit base

**Disciplined Acquirer & Experienced Integrator**

- Completed 8 whole bank, FDIC and branch acquisitions since 2009
- Doubled in size in 2009 through FDIC-assisted acquisitions
- Acquired Oak Street Holdings in August 2015

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** All figures as of June 30, 2015, except where noted.*
*[1] Ranking based on deposits as of June 30, 2014. Community banks defined as less than $25bn in assets.*
*[2] Includes covered assets.*
*[3] Includes loans held for sale.*

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Appendix

2010 2011 2012 2013 2014 Q1 2015 Q2 2015 ($mm) Assets $6,250 $6,672 $6,497 $6,417 $7,218 $7,246 $7,383 Loans 4,327 4,047 3,943 3,972 4,788 4,778 4,874 Deposits 5,146 5,643 4,956 4,838 5,656 5,715 5,716 Shareholders' Equity 697 712 710 682 784 796 802 Tangible Common Ratio 10.3% 9.2% 9.5% 9.2% 9.0% 9.2% 9.1% Gross Loans / Deposits 84.1 71.7 79.6 82.1 84.7 83.6 85.3 ($mm) Net Interest Income $276 $264 $253 $228 $229 $59 $59 Non-Interest Income 147 143 122 74 64 18 21 Non-interest Expense 234 218 222 225 196 48 49 Income before Income Taxes 92 105 104 68 95 26 28 Net Income 59 67 67 48 65 18 19 ROAA 0.91% 1.06% 1.07% 1.05% 1.04% 0.99% 1.05% ROATCE 9.35 11.01 11.01 11.03 12.14 11.12 11.60 Net Interest Margin (FTE) 4.68 4.57 4.39 4.01 3.76 3.67 3.62 Efficiency Ratio 53.7 52.3 59.1 63.1 64.1 62.7 61.3 27 Financial Highlights Balance Sheet Income Statement Profitability 1 1 For the 2013 and 2014 periods, adjusted for acquisition related expenses, expenses related to efficiency initiatives, gains related to banking center closings, legal settlement expenses, gains on sales of investment securities, gain on sales of non-mortgage loans, employee benefit expenses, and FDIC indemnification asset valuation adjustments. 2 Fully tax equivalent basis assumes a tax rate of 35%. 1 1 2

# Reconciliation for Pre-provision Net Revenue

| | 2010Q1 | 2010Q2 | 2010Q3 | 2010Q4 | 2011Q1 | 2011Q2 | 2011Q3 | 2011Q4 | 2012Q1 | 2012Q2 | 2012Q3 |
|---|---|---|---|---|---|---|---|---|---|---|---|
| Pre-Tax, pre-provision income[1] | $31,126 | $37,216 | $33,631 | $34,844 | $29,768 | $32,845 | $31,814 | $33,015 | $30,020 | $32,636 | $26,894 |
| Less: accelerated discount on covered loans | 6,098 | 7,408 | 9,448 | 6,113 | 5,783 | 4,756 | 5,207 | 4,775 | 3,645 | 3,764 | 3,798 |
| Plus: loss share on covered assets expense[2] | | | | | 3,112 | 2,621 | 3,755 | 2,521 | 3,043 | 4,318 | 3,559 |
| ***Pre-Tax, pre-provision income, net of accelerated discount and loss on covered OREO*** | ***$25,028*** | ***$29,808*** | ***$24,183*** | ***$28,731*** | ***$27,097*** | ***$30,710*** | ***$30,362*** | ***$30,761*** | ***$29,418*** | ***$33,190*** | ***$26,655*** |
| Less: gain on sales of investment securities | | | | | | | | 2,541 | | | 2,617 |
| Less: gain on sales on non-mortgage loans[3] | | | 2,034 | | | 429 | 700 | 290 | 66 | 171 | |
| Less: gain related to litigation settlement | | | | | | | | | | 5,000 | |
| Less: other income not expected to recur | | | | | | | | | | | |
| Plus: pension settlement charges | | | | | | | | | | | |
| Plus: expenses related to efficiency initiative | | | | | | | | | | 2,160 | 351 |
| Plus: FDIC indemnification asset valuation adj. | | | | | | | | | | | |
| Plus: FHLB Prepayment Penalty | | | 8,029 | | | | | | | | |
| Plus: acquisition related expenses | | | | | | | 1,791 | 1,037 | | | |
| Plus: other items not expected to recur | | | | | | 590 | 1,583 | 2,501 | 1,839 | | |
| ***Adjusted pre-tax, pre-provision income*** | ***$25,028*** | ***$29,808*** | ***$30,178*** | ***$28,731*** | ***$27,097*** | ***$30,871*** | ***$33,036*** | ***$31,468*** | ***$31,191*** | ***$30,179*** | ***$24,389*** |

*[1] Represents income before taxes plus provision for all loans less FDIC loss sharing income.*
*[2] Reimbursements related to losses on covered OREO and other credit-related costs are included in FDIC loss sharing income, which is excluded from the pre-tax, pre-provision income above. FDIC loss-sharing on commercial loans ended Oct. 1, 2014, but continue on residential mortgage loans.*
*[3] Represents gain on sale of loans originated by franchise finance business.*

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# Reconciliation for Pre-provision Net Revenue

| | 2012Q4 | 2013Q1 | 2013Q2 | 2013Q3 | 2013Q4 | 2014Q1 | 2014Q2 | 2014Q3 | 2014Q4 | 2015Q1 | 2015Q2 |
|---|---|---|---|---|---|---|---|---|---|---|---|
| Pre-Tax, pre-provision income[1] | $28,869 | $23,324 | $23,794 | $23,707 | $1,947 | $21,660 | $22,422 | $23,647 | $28,462 | $29,177 | $31,607 |
| Less: accelerated discount on covered loans | 2,455 | 1,935 | 1,935 | 1,711 | 1,572 | 1,015 | 621 | 789 | 1,759 | 2,092 | 4,094 |
| Plus: loss share on covered assets expense[2] | 2,251 | 2,129 | (634) | 1,928 | 2,441 | 1,602 | 1,863 | (431) | 615 | 630 | 626 |
| ***Pre-Tax, pre-provision income, net of accelerated discount and loss on covered OREO*** | ***$28,665*** | ***$23,518*** | ***$21,225*** | ***$23,924*** | ***$2,816*** | ***$22,247*** | ***$23,664*** | ***$22,427*** | ***$27,318*** | ***$27,715*** | ***$28,139*** |
| Less: gain on sales of investment securities | 1,011 | 1,536 | 188 | | | 50 | | | 20 | | 1,094 |
| Less: gain on sales on non-mortgage loans[3] | 45 | | | | | | | | | | |
| Less: gain related to litigation settlement | | | | | | | | 97 | | | |
| Less: other income not expected to recur | | | 442 | | | | | | | | |
| Plus: pension settlement charges | | | 4,316 | 1,396 | 462 | | | | | | |
| Plus: expenses related to efficiency initiative | 952 | 2,878 | 1,518 | 1,051 | 1,450 | 350 | (59) | 309 | 123 | (97) | 67 |
| Plus: FDIC indemnification asset valuation adj. | | | | | 22,417 | | | | | | |
| Plus: FHLB Prepayment Penalty | | | | | | | | | | | |
| Plus: acquisition related expenses | | | | | 284 | 620 | 517 | 4,182 | 1,315 | 377 | |
| Plus: other items not expected to recur | | 390 | | | | 465 | | 728 | 41 | | 304 |
| ***Adjusted pre-tax, pre-provision income*** | ***$28,561*** | ***$25,250*** | ***$26,429*** | ***$26,371*** | ***$27,429*** | ***$23,632*** | ***$24,122*** | ***$27,549*** | ***$28,777*** | ***$27,995*** | ***$27,416*** |

*[1] Represents income before taxes plus provision for all loans less FDIC loss sharing income.*
*[2] Reimbursements related to losses on covered OREO and other credit-related costs are included in FDIC loss sharing income, which is excluded from the pre-tax, pre-provision income above. FDIC loss-sharing on commercial loans ended Oct. 1, 2014, but continue on residential mortgage loans.*
*[3] Represents gain on sale of loans originated by franchise finance business.*

29

30 Reconciliation for Efficiency Ratio 2014Y 2013Y Reported Net Interest Income $228,625 Reported Non Int Income 63,965 (-) Gain on sale of Inv. Securities Q4 (20) (-) Gain on sale of Inv. Securities Q1 (50) (-) Gain on Litigation Settlement Q3 (97) Adjusted Non Int Income 63,798 Reported Non Int Expense 196,034 (-) Expenses associated with efficiency initiatives Q4 (123) (-) Expenses associated with efficiency initiatives Q3 (309) (-) Expenses associated with efficiency initiatives Q2 59 (-) Expenses associated with efficiency initiatives Q1 (350) (-) Acquistion Related Expenses Q4 (1,315) (-) Acquistion Related Expenses Q3 (4,182) (-) Acquistion Related Expenses Q2 (517) (-) Acquistion Related Expenses Q1 (620) (-) Other Items not expected to recur Q4 (41) (-) Other Items not expected to recur Q3 (728) (-) Other Items not expected to recur Q1 (465) Adjusted Non Int Expense 187,443 Adjusted Efficiency Ratio 64.1% 2013Y 2015Q1 Reported Net Interest Income $228,320 Reported Non Int Income 73,647 (-) Gain on sale of Inv. Securities Q2 (188) (-) Gain on sale of Inv. Securities Q1 (1,536) (-) Other Items not expected to recur Q2 (442) Adjusted Non Int Income 71,481 Reported Non Int Expense 225,475 (-) Pension Settlement Charges Q4 (462) (-) Pension Settlement Charges Q3 (1,396) (-) Pension Settlement Charges Q2 (4,316) (-) FDIC indemnification asset valuation adjustment (22,417) (-) Acquistion Related Expenses (284) (-) Expenses associated with efficiency initiatives Q4 (1,450) (-) Expenses associated with efficiency initiatives Q3 (1,051) (-) Expenses associated with efficiency initiatives Q2 (1,518) (-) Expenses associated with efficiency initiatives Q1 (2,878) (-) Other Items not expected to recur Q1 (390) Adjusted Non Int Expense 189,313 Adjusted Efficiency Ratio 63.1% 2015Q2 Reported Net Interest Income $58,674 Adjusted Net Int rest Income 58, 74 Reported Non Int Income 21,415 (-) Gain on sale of Inv. Securities (1,094) Adjusted Non Int Income 20,321 Reported Non Int Expense 48,786 Expenses associated with efficiency initiatives (6 (-) Other Items not expected to recur (304) Adjusted Non Int Expense 48,415 Adjusted Efficiency Ratio 61.3% 2015Q1 Reported Net Interest Income $58,586 Adjusted Net Interest Income 58,586 Reported Non Int Income 17,613 Adjusted Non Int Income 17,613 Reported Non I t Expense 48,068 (-) Expenses associated with efficiency initiatives 97 (-) i ti l t (377) Adjusted Non Int Expense 47,788 Adjusted Effici Ratio 62.7%

# Reconciliation for Efficiency Ratio

| 2012Y | |
|---|---|
| **Reported Net Interest Income** | **$253,341** |
| Reported Non Int Income | $122,421 |
| *(-) Gain on sale of Inv. Securities Q4* | (1,011) |
| *(-) Gain on sale of Inv. Securities Q3* | (2,617) |
| *(-) Gain on sale of non-mortgage loans Q4* | (45) |
| *(-) Gain on sale of non-mortgage loans Q2* | (171) |
| *(-) Gain on sale of non-mortgage loans Q1* | (66) |
| *(-) Gain related to litigation settlement* | (5,000) |
| **Adjusted Non Int Income** | **$113,511** |
| Reported Non Int Expense | $221,997 |
| *(-) Expenses associated with efficiency initiatives Q4* | (952) |
| *(-) Expenses associated with efficiency initiatives Q3* | (351) |
| *(-) Expenses associated with efficiency initiatives Q2* | (2,160) |
| *(-) Other Items not expected to recur Q1* | (1,839) |
| **Adjusted Non Int Expense** | **216,695** |
| | |
| Adjusted Efficiency Ratio | 59.1% |

| 2010Y | |
|---|---|
| **Reported Net Interest Income** | **$275,510** |
| Reported Non Int Income | $146,831 |
| *(-) Gain on sale of non-mortgage loans Q3* | ($2,034) |
| **Adjusted Non Int Income** | **$144,797** |
| Reported Non Int Expense | $233,680 |
| *(-) FHLB Prepayment Penalty* | (8,029) |
| **Adjusted Non Int Expense** | **225,651** |
| | |
| Adjusted Efficiency Ratio | 53.7% |

| 2011Y | |
|---|---|
| **Reported Net Interest Income** | **$263,896** |
| Reported Non Int Income | $142,531 |
| *(-) Gain on sale of Inv. Securities Q4* | ($2,541) |
| *(-) Gain on sale of non-mortgage loans Q4* | (290) |
| *(-) Gain on sale of non-mortgage loans Q3* | (700) |
| *(-) Gain on sale of non-mortgage loans Q2* | (429) |
| **Adjusted Non Int Income** | **$138,571** |
| Reported Non Int Expense | $218,097 |
| *(-) Acquistion Related Expenses Q4* | (1,037) |
| *(-) Acquistion Related Expenses Q3* | (1,791) |
| *(-) Other Items not expected to recur Q4* | (2,501) |
| *(-) Other Items not expected to recur Q3* | (1,583) |
| *(-) Other Items not expected to recur Q2* | (590) |
| **Adjusted Non Int Expense** | **210,595** |
| | |
| Adjusted Efficiency Ratio | 52.3% |

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